UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 9, 2012

STANDARD MICROSYSTEMS CORPORATION
(Exact name of Company as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Arkay Drive, Hauppauge, New York 11788
(Address of principal executive offices) (Zip Code)

(631) 435-6000
(Company's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2012, Standard Microsystems Corporation (the "Company") issued a press release announcing its financial results for its third quarter of fiscal year 2012 ended November 30, 2011. A copy of the press release is furnished herewith and attached as Exhibit 99.1.

Management of the Company will host a teleconference on January 9, 2012 at 5:00 PM eastern time to discuss the Company's results. Details on accessing the teleconference are contained in the Company's press release dated December 22, 2011 announcing the teleconference, and below. A webcast of the call, along with presentation materials, will be accessible via the investor relations section of SMSC's website at www.smsc.com. The teleconference may also be accessed by dialing 1-888-208-1711 in the U.S. or 1-913-312-4373 from outside of the U.S.  The teleconference confirmation code is 3463259. A replay of the call will also be available from January 9 through January 16, 2012.  The replay dial-in number is 1-888-203-1112 in the U.S. or 1-719-457-0820 for international callers.  The replay passcode is 3463259.  In addition, a webcast archive of the audio and slide presentation will be available on the investor relations portion of the Company's website at http://www.smsc.com.

Use of Non-GAAP Financial Information

Included within the press release and analyst day presentations are non-GAAP financial measures that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude certain charges as more fully described in the accompanying press release.  In addition, the analyst day materials also have non-GAAP financial measures that exclude certain revenues of the Company as more fully described therein. The non-GAAP measures have been reconciled to and should be considered together with the Condensed Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information assists in evaluating operational trends, but should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

The information in this Item 2.02 and Item 9.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

( c ) Exhibits
99.1 - Press release dated January 9, 2012 reporting Standard Microsystems Corporation's financial results for its third quarter ended November 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

January 9, 2012	By:	/s/ Kris Sennesael
Name: Kris Sennesael
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated January 9, 2012 reporting Standard Microsystems Corporation's financial results for its third quarter ended November 30, 2011.